OMB APPROVAL
OMB Number: 3235-0578 Expires: March 31, 2019 Estimated average burden hours per response: 10.5

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-07242

The Cutler Trust
(Exact name of registrant as specified in charter)

525 Bigham Knoll Jacksonville, Oregon	97530
(Address of principal executive offices)	(Zip code)

Erich M. Patten

Cutler Investment Counsel, LLC 25 Bigham Knoll Jacksonville, Oregon 97530
(Name and address of agent for service)

Registrant's telephone number, including area code:	(541) 770-9000

Date of fiscal year end:	June 30

Date of reporting period:	March 31, 2016

Form N-Q is to be used by management investment companies other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

COMMON STOCKS - 96.7%	Shares	Value
Consumer Discretionary - 16.2%
Hotels, Restaurants & Leisure - 4.0%
McDonald's Corporation	39,655	$4,983,840

Media - 3.9%
Walt Disney Company (The)	48,992	4,865,396

Multiline Retail - 3.9%
Target Corporation	57,650	4,743,442

Specialty Retail - 4.4%
Home Depot, Inc. (The)	40,700	5,430,601

Consumer Staples - 10.8%
Beverages - 3.0%
PepsiCo, Inc.	35,495	3,637,528

Food & Staples Retailing - 5.0%
Sysco Corporation	60,595	2,831,604
Wal-Mart Stores, Inc.	48,677	3,333,888
		6,165,492
Household Products - 2.8%
Procter & Gamble Company (The)	42,630	3,508,875

Energy - 8.3%
Energy Equipment & Services - 1.6%
Schlumberger Ltd.	27,000	1,991,250

Oil, Gas & Consumable Fuels - 6.7%
Chevron Corporation	43,820	4,180,428
Exxon Mobil Corporation	49,563	4,142,971
		8,323,399
Financials - 8.1%
Banks - 2.5%
M&T Bank Corporation	28,340	3,145,740

Capital Markets - 3.2%
BlackRock, Inc.	11,484	3,911,106

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 96.7% (Continued)	Shares	Value
Financials - 8.1% (Continued)
Consumer Finance - 2.4%
American Express Company	47,395	$2,910,053

Health Care - 12.9%
Health Care Equipment & Supplies - 3.4%
Becton, Dickinson & Company	27,525	4,178,846

Pharmaceuticals - 9.5%
Bristol-Myers Squibb Company	71,490	4,566,781
Johnson & Johnson	37,170	4,021,794
Merck & Company, Inc.	60,290	3,189,944
		11,778,519
Industrials - 11.4%
Aerospace & Defense - 2.6%
United Technologies Corporation	32,010	3,204,201

Air Freight & Logistics - 3.2%
United Parcel Service, Inc. - Class B	37,950	4,002,586

Machinery - 5.6%
Caterpillar, Inc.	44,280	3,389,191
Deere & Company	45,944	3,537,229
		6,926,420
Information Technology - 12.2%
Communications Equipment - 2.2%
QUALCOMM, Inc.	51,924	2,655,393

Semiconductors & Semiconductor Equipment - 6.4%
Intel Corporation	104,965	3,395,618
Texas Instruments, Inc.	78,900	4,530,438
		7,926,056
Software - 3.6%
Microsoft Corporation	81,425	4,497,103

Materials - 4.5%
Chemicals - 4.5%
E.I. du Pont de Nemours and Company	58,405	3,698,205
Monsanto Company	21,715	1,905,274
		5,603,479

CUTLER EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS - 96.7% (Continued)	Shares	Value
Telecommunication Services - 6.9%
Diversified Telecommunication Services - 6.9%
AT&T, Inc.	109,403	$4,285,315
Verizon Communications, Inc.	78,286	4,233,707
		8,519,022
Utilities - 5.4%
Gas Utilities - 2.1%
National Fuel Gas Company	52,145	2,609,857

Multi-Utilities - 3.3%
Dominion Resources, Inc.	53,243	3,999,614

Total Common Stocks (Cost $88,304,602)		$119,517,818

MONEY MARKET FUNDS - 3.4%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.35% (a) (Cost $4,203,509)	4,203,509	$4,203,509

Total Investments at Value - 100.1% (Cost $92,508,111)		$123,721,327

Liabilities in Excess of Other Assets - (0.1%)		(132,716)

Net Assets - 100.0%		$123,588,611

(a)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to Schedules of Investments.

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

U.S. TREASURY OBLIGATIONS - 2.8%	Coupon	Maturity	Par Value	Value
U.S. Treasury Notes	2.125%	05/15/25	$200,000	$206,180
U.S. Treasury Bonds, Stripped Principal Payment	2.500%(a)	11/15/44	600,000	273,321
Total U.S. Treasury Obligations (Cost $476,517)				$479,501

U.S. GOVERNMENT AGENCY OBLIGATIONS - 15.0%	Coupon	Maturity	Par Value	Value
Federal Farm Credit Bank - 5.9%
Federal Farm Credit Bank	2.250%	08/15/22	$65,000	$64,058
Federal Farm Credit Bank	2.750%	06/26/23	500,000	531,525
Federal Farm Credit Bank	2.370%	05/01/25	400,000	406,291
				1,001,874
Federal Home Loan Bank - 5.3%
Federal Home Loan Bank	2.780%	11/04/21	500,000	534,241
Federal Home Loan Bank	2.125%	03/10/23	350,000	358,964
				893,205
Federal National Mortgage Association - 0.4%
Federal National Mortgage Association	2.200%	10/25/22	64,000	64,004

Private Export Funding Corporation - 2.4%
Private Export Funding Corporation	4.300%	12/15/21	350,000	398,285

U.S. Department of Housing and Urban Development - 1.0%
U.S. Department of Housing and Urban Development	4.130%	08/01/25	150,000	166,891

Total U.S. Government Agency Obligations (Cost $2,438,155)				$2,524,259

MORTGAGE-BACKED SECURITIES - 75.2%	Coupon	Maturity	Par Value	Value
Commercial - 20.0%
Banc of America Commercial Mortgage Trust, IO, Series 2004-4	0.082%(b)	07/10/42	$2,270,622	$1,952
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-T20	5.141%(b)	10/12/42	200,000	196,246
Credit Suisse First Boston Mortgage Securities Corporation, IO, Series 2004-C1	0.955%(b)	01/15/37	9,033,538	155,552

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES - 75.2% (Continued)	Coupon	Maturity	Par Value	Value
Commercial - 20.0% (Continued)
FREMF Mortgage Trust, IO, Series 2011-K15 (c)	0.100%(b)	08/25/44	$116,405,261	$369,936
GMAC Commercial Mortgage Securities, Inc., IO, Series 1997-C1	1.339%(b)	07/15/29	9,497,648	272,656
GS Mortgage Securities Trust, Series 2005-GG4	4.939%(b)	07/10/39	789,897	760,276
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP2	4.842%(b)	07/15/42	98,101	98,046
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8	5.549%(b)	05/15/45	500,000	497,690
LB Commercial Conduit Mortgage Trust, IO, Series 1999-C2	1.215%(b)	10/15/32	2,254,954	2,235
Merrill Lynch Mortgage Trust, IO, Series 2008-C1 (c)	0.370%(b)	02/12/51	119,701,081	685,768
Morgan Stanley Capital I Trust, IO, Series 1998-HF2	0.757%(b)	11/15/30	1,422,655	20,122
Wachovia Bank Commercial Mortgage Trust, IO, Series 2005-C21 (c)	0.045%(b)	10/15/44	397,838,736	318,271
				3,378,750
Federal Home Loan Mortgage Corporation - 3.3%
FHLMC, IO, Series K717	0.512%(b)	09/25/21	19,887,257	483,714
FHLMC, Pool #J13584	3.500%	11/01/25	43,988	46,803
FHLMC, Series 1963	7.500%	01/01/27	22,186	25,516
				556,033
Federal National Mortgage Association - 46.1%
FANNIEMAE-ACES, IO, Series 2013-M1	4.556%(b)	11/25/16	11,893,555	103,714
FANNIEMAE-ACES, IO, Series 2012-M14 (c)	4.213%(b)	02/25/17	11,152,596	244,287
FANNIEMAE-ACES, IO, Series 2013-M4 (c)	3.912%(b)	02/25/18	9,325,188	486,784
FANNIEMAE-ACES, IO, Series 2013-M13	0.168%(b)	05/25/18	152,377,766	156,949
FANNIEMAE-ACES, IO, Series 2014-M8	4.332%(b)	05/25/18	9,061,120	351,118
FANNIEMAE-ACES, IO, Series 2015-M3 (c)	4.367%(b)	06/25/18	9,369,130	504,378
FANNIEMAE-ACES, Series 2006-M1	5.385%(b)	06/25/19	51,288	52,510
FANNIEMAE-ACES, IO, Series 2009-M1	0.792%(b)	07/25/19	18,616,798	435,754
FANNIEMAE-ACES, IO, Series 2010-M1	0.240%(b)	09/25/19	11,494,550	185,434

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MORTGAGE-BACKED SECURITIES - 75.2% (Continued)	Coupon	Maturity	Par Value	Value
Federal National Mortgage Association - 46.1% (Continued)
FANNIEMAE-ACES, IO, Series 2010-M4	0.736%(b)	06/25/20	$15,546,634	$466,135
FANNIEMAE-ACES, IO, Series 2010-M5 (c)	0.905%(b)	07/25/20	12,602,474	486,203
FANNIEMAE-ACES, IO, Series 2011-M9 (c)	0.093%(b)	01/25/21	40,738,073	305,454
FANNIEMAE-ACES, IO, Series 2012-M1 (c)	0.072%(b)	10/25/21	88,968,083	809,610
FANNIEMAE-ACES, IO, Series 2013-M5	2.328%(b)	01/25/22	6,535,944	600,368
FANNIEMAE-ACES, IO, Series 2012-M4	0.780%(b)	04/25/22	13,408,037	390,797
FANNIEMAE-ACES, IO, Series 2015-M4 (c)	0.577%(b)	07/25/22	15,194,188	436,240
FANNIEMAE-ACES, IO, Series 2012-M14	0.516%(b)	09/25/22	3,525,254	86,924
FANNIEMAE-ACES, IO, Series 2014-M3 (c)	0.123%(b)	01/25/24	38,340,373	411,354
FANNIEMAE-ACES, IO, Series 2015-M1	0.561%(b)	09/25/24	30,655,345	1,207,474
FNMA, Series 2003-3	5.000%	02/01/18	7,389	7,566
FNMA, Pool #899237	5.000%	03/01/22	9,464	10,149
FNMA, Series 2002-93	6.500%	03/01/32	43,495	49,729
				7,788,931
Government National Mortgage Association - 5.8%
GNMA, Pool #577742	5.500%	09/01/17	1,506	1,654
GNMA, IO, Series 2011-121	5.675%(b)	03/16/43	1,481,920	288,222
GNMA, IO, Series 2010-100	0.151%(b)	07/16/50	11,214,239	254,300
GNMA, IO, Series 2012-4	0.905%(b)	05/16/52	4,033,819	163,512
GNMA, IO, Series 2012-114	0.905%(b)	01/16/53	4,035,585	280,322
				988,010

Total Mortgage-Backed Securities (Cost $12,993,511)				$12,711,724

ASSET-BACKED SECURITIES - 0.0% (d)	Coupon	Maturity	Par Value	Value
RSB Bond Company, LLC,
Series 2007-A (Cost $841)	5.720%	04/01/16	$841	$841

CUTLER FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS - 3.5%	Coupon	Maturity	Par Value	Value
Energy - 1.2%
Buckeye Partners, L.P.	4.875%	02/01/21	$200,000	$201,985

Financials - 1.8%
Finial Holdings, Inc.	7.125%	10/15/23	250,000	299,903

Industrials - 0.5%
Kinross Gold Corporation	5.125%	09/01/21	100,000	92,500

Total Corporate Bonds (Cost $596,042)				$594,388

MONEY MARKET FUNDS - 1.1%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.35% (e) (Cost $188,322)	188,322	$188,322

Total Investments at Value - 97.6% (Cost $16,693,388)		$16,499,035

Other Assets in Excess of Liabilities - 2.4%		397,787

Net Assets - 100.0%		$16,896,822

IO - Interest Only.

(a)	Rate shown is the annualized yield at the time of purchase, not a coupon rate.
(b)	Variable rate security. The rate shown is the effective interest rate as of March 31, 2016.
(c)	Fair value priced (Note 1). Fair valued securities totaled $5,058,285 at March 31, 2016, representing 29.9% of net assets.
(d)	Percentage rounds to less than 0.1%.
(e)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to Schedules of Investments.

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

COMMON STOCKS - 83.3%	Shares	Value
Brazil - 3.8%
Embraer S.A. - ADR	4,895	$129,032
Itau Unibanco Holding S.A. - ADR	15,019	129,013
		258,045
Chile - 3.3%
Empresa Nacional de Telecomunicaciones S.A. (a)	10,630	94,153
Viña Concha Y Toro S.A.	74,900	130,572
		224,725
China - 6.5%
Huaneng Power International, Inc. - ADR	3,931	139,786
PetroChina Company Ltd. - ADR	1,651	109,461
Sinopec Shanghi Petrochemical Company Ltd. - ADR (b)	3,704	186,756
		436,003
Colombia - 1.9%
Grupo de Inversiones Suramericana	9,700	127,223

Hong Kong - 12.6%
China Overseas Land & Investment Ltd. (a)	47,000	148,857
China Overseas Property Holdings Ltd. (a) (b)	15,666	2,290
China Resources Beer Holdings Company Ltd. (a)	64,000	119,209
China Resources Land Ltd. (a)	58,000	148,804
CITIC Ltd. (a)	60,000	91,289
COSCO Pacific Ltd. (a)	12,000	15,731
Lenovo Group Ltd. - ADR	7,116	110,583
Shanghi Industrial Holdings Ltd. (a)	50,000	117,919
Tingyi (Cayman Islands) Holding Corporation (a)	80,000	89,384
		844,066
India - 6.0%
Dr. Reddy's Laboratories Ltd. - ADR	2,326	105,112
ICICI Bank Ltd. - ADR	19,310	138,260
Infosys Ltd. - ADR	8,288	157,638
		401,010
Indonesia - 2.3%
Telekomunikasi Indonesia Tbk PT- ADR	3,062	155,703

Korea (Republic of) - 13.5%
AMOREPACIFIC Group (a)	560	71,968
Dongbu Insurance Company Ltd. (a)	1,453	96,963
Korea Gas Corporation (a)	3,660	123,318
KT Corporation - ADR	9,456	126,899

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS – 83.3% (Continued)	Shares	Value
Korea (Republic of) - 13.5% (Continued)
LG Corporation (a)	2,160	$129,841
POSCO - ADR	1,501	71,042
Samsung Electronics Company Ltd. (a)	173	199,207
Samsung Fire & Marine Insurance Company Ltd. (a)	345	89,403
		908,641
Malaysia - 6.9%
CIMB Group Holdings Berhad (a)	101,643	126,763
Genting Berhad (a)	68,400	172,420
Malayan Banking Berhad (a)	69,632	161,473
		460,656
Mexico - 4.7%
América Móvil S.A.B. de C.V. - Series L - ADR	12,103	187,959
Coca-Cola Femsa S.A.B. de C.V. - Series L	15,550	129,263
		317,222
Philippines - 0.9%
Universal Robina Corporation (a)	13,520	63,790

South Africa - 7.9%
Liberty Holdings Ltd. (a)	14,465	141,686
Naspers Ltd. - ADR	8,910	124,918
Sasol Ltd. - ADR	3,802	112,311
Shoprite Holdings Ltd. (a)	4,350	51,064
Shoprite Holdings Ltd. - ADR	8,803	104,316
		534,295
Taiwan Province of China - 11.2%
Cheng Shin Rubber Industry Company Ltd. (a)	33,000	66,411
Compal Electronics, Inc. (a)	102,000	64,079
CTCI Corporation (a)	132,000	173,592
Delta Electronics, Inc. (a)	36,100	159,332
Giant Manufacturing Company Ltd. (a)	15,000	86,796
President Chain Store Corporation (a)	28,000	204,164
		754,374
United States - 1.8%
Southern Copper Corporation	4,290	118,876

Total Common Stocks (Cost $5,487,990)		$5,604,629

CUTLER EMERGING MARKETS FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED NOTES - 2.8%	Shares	Value
iPath MSCI India Index ETN (b) (Cost $199,934)	3,035	$190,568

EXCHANGE-TRADED FUNDS - 7.4%	Shares	Value
iShares Currency Hedged MSCI Eurozone ETF	6,738	$164,070
iShares MSCI Malaysia ETF	652	5,810
iShares MSCI Taiwan ETF	8,858	122,772
Market Vectors Poland ETF	8,506	129,621
WisdomTree Japan Hedged Equity Fund	1,687	73,739
Total Exchange-Traded Funds (Cost $525,690)		$496,012

MONEY MARKET FUNDS - 10.5%	Shares	Value
Invesco STIT-STIC Prime Portfolio (The) - Institutional Class, 0.35% (c) (Cost $702,918)	702,918	$702,918

Total Investments at Value - 104.0% (Cost $6,916,532)		$6,994,127

Liabilities in Excess of Other Assets - (4.0%)		(270,352)

Net Assets - 100.0%		$6,723,775

ADR - American Depositary Receipt.

(a)	Fair value priced (Note 1). Fair valued securities totaled $3,009,906 at March 31, 2016, representing 44.8% of net assets.
(b)	Non-income producing security.
(c)	The rate shown is the 7-day effective yield as of March 31, 2016.

See accompanying notes to Schedules of Investments.

CUTLER EMERGING MARKETS FUND
SUMMARY OF COMMON STOCKS BY SECTOR AND INDUSTRY
March 31, 2016 (Unaudited)

Sector/Industry	Value
Consumer Discretionary - 6.7%
Auto Components	1.0%
Hotels, Restaurants & Leisure	2.6%
Leisure Products	1.3%
Media	1.8%
Consumer Staples - 14.3%
Beverages	3.8%
Food & Staples Retailing	7.1%
Food Products	2.3%
Personal Products	1.1%
Energy - 3.3%
Oil, Gas & Consumable Fuels	3.3%
Financials - 19.4%
Banks	10.4%
Diversified Financial Services	1.9%
Insurance	4.9%
Real Estate Management & Development	2.2%
Health Care - 1.6%
Pharmaceuticals	1.6%
Industrials - 9.8%
Aerospace & Defense	1.9%
Construction & Engineering	2.6%
Industrial Conglomerates	5.1%
Transportation Infrastructure	0.2%
Information Technology - 10.3%
Electronic Equipment, Instruments & Components	2.4%
IT Services	2.3%
Technology Hardware, Storage & Peripherals	5.6%
Materials - 5.6%
Chemicals	2.8%
Metals & Mining	2.8%
Telecommunication Services - 8.4%
Diversified Telecommunication Services	4.2%
Wireless Telecommunication Services	4.2%
Utilities - 3.9%
Gas Utilities	1.8%
Independent Power Producers & Energy Traders	2.1%
83.3%

See accompanying notes to Schedules of Investments.

THE CUTLER FUNDS
NOTES TO SCHEDULES OF INVESTMENTS
March 31, 2016 (Unaudited)

1. Securities Valuation

Portfolio securities of Cutler Equity Fund, Cutler Fixed Income Fund and Cutler Emerging Markets Fund (each, a “Fund,” and collectively, the “Funds”) are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern time) on each day the NYSE is open. Exchange traded securities are valued using the last reported sales price on the exchanges on which they are primarily traded. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities principally traded on non-U.S. markets that my close at difference times than U.S. markets are typically fair valued by an independent pricing service and translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing service. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the closing bid price. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service used information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining the prices. Investments in shares of other open-end investment companies are valued at net asset value per share as reported by such companies.

The Funds value securities at fair value pursuant to procedures adopted by the Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Funds’ investment adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Funds’ securities primarily trade but before the time as of which the Funds calculate their net asset values. In instances where the investment adviser believes that the prices received from the independent pricing service are unreliable, proprietary valuation models may be used that consider benchmark yield curves, estimated default rates, coupon rates, anticipated timing of principal repayments and other unique security features to estimate the relevant cash flows, which are discounted to calculate the fair values. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

The Board approves the independent pricing services used by the Funds.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•
Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•
Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Fixed income securities other than certain interest-only mortgage-backed securities held by Cutler Fixed Income Fund are classified as Level 2 since the values for the fixed income securities are based on prices that utilize various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Certain interest-only mortgage-backed securities held by Cutler Fixed Income Fund are classified as Level 3 since the values for these securities are based on prices derived from models that utilize one or more significant inputs that are unobservable, including an assumed constant prepayment rate, among other factors.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

Securities of Cutler Emerging Markets Fund traded in foreign markets may be classified as Level 2 despite the availability of closing prices because such securities are typically fair valued by an independent pricing service approved by the Board. These foreign securities may be priced at their fair value because the value of the securities may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer-specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2016 by security type:

Cutler Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$119,517,818	$-	$-	$119,517,818
Money Market Funds	4,203,509	-	-	4,203,509
Total	$123,721,327	$-	$-	$123,721,327

Cutler Fixed Income Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$-	$479,501	$-	$479,501
U.S. Government Agency Obligations	-	2,524,259	-	2,524,259
Mortgage-Backed Securities	-	7,653,439	5,058,285	12,711,724
Asset-Backed Securities	-	841	-	841
Corporate Bonds	-	594,388	-	594,388
Money Market Funds	188,322	-	-	188,322
Total	$188,322	$11,252,428	$5,058,285	$16,499,035

Cutler Emerging Markets Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$2,594,723	$3,009,906	$-	$5,604,629
Exchange-Traded Notes	190,568	-	-	190,568
Exchange-Traded Funds	496,012	-	-	496,012
Money Market Funds	702,918	-	-	702,918
Total	$3,984,221	$3,009,906	$-	$6,994,127

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period. As of March 31, 2016, Cutler Equity Fund and Cutler Emerging Markets Fund did not have any transfers into and out of any Level.

There were no Level 3 securities held by Cutler Equity Fund and Cutler Emerging Markets Fund as of March 31, 2016.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

The following is a reconciliation of Level 3 investments of Cutler Fixed Income Fund for which significant unobservable inputs were used to determine fair value between December 31, 2015 and March 31, 2016:

Cutler Fixed
Income Fund
Balance as of June 30, 2015	$3,670,488
Transfers into and/or out of Level 3	15,626
Purchases	4,352,761
Sales	(1,187,601)
Realized gains	130,052
Amortization	(2,072,848)
Net change in unrealized appreciation (depreciation)	149,806
Balance as of March 31, 2016	$5,058,284

The total amount of unrealized appreciation on Level 3 investments was $26,370 at March 31, 2016.

The following table summarizes the valuation techniques and unobservable inputs used pursuant to procedures adopted by the Board to determine the fair value of the Level 3 investments.

	Fair Value at March 31, 2016	Valuation Technique	Unobservable Input	Range	Weighted Average of Unobservable Inputs
Mortgage-Backed Securities	$5,058,285	Comprehensive pricing model with emphasis on discounted cash flows	Constant prepayment rate	0 - 100	37.64

There were no derivative instruments held by the Funds during the period ended or as of March 31, 2016.

2. Investment Transactions

Investment transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

THE CUTLER FUNDS
NOTES TO SCHEDULE OF INVESTMENTS (Continued)

3. Federal Income Tax

The following information is computed on a tax basis for each item as of March 31, 2016:
			Cutler
	Cutler	Cutler	Emerging
	Equity	Fixed Income	Markets
	Fund	Fund	Fund

Cost of portfolio investments	$92,526,606	$16,759,383	$6,922,589

Gross unrealized appreciation	$34,116,845	$837,957	$462,161
Gross unrealized depreciation	(2,922,124)	(1,098,305)	(390,623)

Net unrealized appreciation (depreciation)	$31,194,721	$(260,348)	$71,538

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost for each Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are related to losses deferred due to wash sales for Cutler Equity Fund and Cutler Emerging Markets Fund and amortization of bond premiums and discounts for Cutler Fixed Income Fund.

4. Risks Associated with Mortgage-Backed Securities

Cutler Fixed Income Fund invests in mortgage-backed securities, which are subject to greater prepayment risk, especially when interest rates decline. Prepayment risk is the risk that the principal on mortgage-backed securities, other asset-backed securities or any fixed-income security with an embedded call option may be prepaid at any time, which could reduce yield and market value. This could reduce the effective maturity of a mortgage-backed security and cause the Fund to reinvest its assets at a lower prevailing interest rate. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates will increase the effective maturity of mortgage-backed securities due to the deceleration of prepayments. Mortgage-backed securities may also be subject to risks unique to the housing industry, including mortgage lending practices, defaults, foreclosures and changes in real estate values. The Fund’s investments in collateralized mortgage obligations are subject to default risk, prepayment and extension risk and market risk when interest rates rise. As of March 31, 2016, Cutler Fixed Income Fund had 75.2% of the value of its net assets invested in mortgage-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. As of March 31, 2016, 64.9% of Cutler Fixed Income Fund’s net assets were invested in IO classes of various SMBS.

Item 2.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that such information is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cutler Trust

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	May 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Erich M. Patten
Erich M. Patten, President

Date	May 19, 2016

By (Signature and Title)*		/s/ Matthew C. Patten
Matthew C. Patten, Treasurer and Principal Financial Officer

Date	May 19, 2016

*	Print the name and title of each signing officer under his or her signature.